Exhibit 32.2

SECTION 1350 CERTIFICATION

In connection with the Annual Report of Owens Corning (the “Company”) on Form 10-K for the fiscal year ended December 31, 2013 (the “Report”), I, Michael C. McMurray, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael C. McMurray
Michael C. McMurray Chief Financial Officer

February 12, 2014